CAPITAL ADVISORS
                                   GROWTH FUND










                                    [GRAPHIC]










                                  Annual Report

                                December 31, 2001

                          CAPITAL ADVISORS GROWTH FUND

January 15, 2002

Dear Shareholder:

The Capital Advisors Growth Fund enjoyed a very strong fourth quarter, rising 29.2% during the period. The Fund's recovery in the fourth quarter was aided significantly by the fact that its shareholder base did not panic in the aftermath of the September 11 terrorist attacks. Due to the courage of our shareholders, who made net contributions of $1.4 million during the fourth quarter, we as portfolio managers had the luxury to hold firm in the weeks immediately following the tragedy, thereby participating fully in the market's recovery once the initial hysteria surrounding the attacks subsided.

Unfortunately, a strong fourth quarter was not enough to fully recover the losses that accumulated during the first nine months of the year. For calendar 2001 the Fund declined 24.05%, in line with its Large-Cap Growth Fund peer group, as measured by Lipper Analytical Services, Inc., which was down 22.95% last year. Since the Fund's inception 24 months ago it has outperformed its Large-Cap Growth Fund peers by 1.2 percentage points, having declined 34.3%, versus a drop of 35.5% for the benchmark.

The U.S. economy spent 2001 in recession. The recession was unique by historical standards in that consumer spending held up much better than usual, while business capital investment dropped more substantially than usual. Individual stock returns within the Fund reflected this unusual dichotomy.

The Fund enjoyed great success with a number of consumer-driven companies including retailers BEST BUY, HOME DEPOT, TIFFANY, Wal-Mart, WALGREEN,
WILLIAMS-SONOMA and ZALE CORP. This basket of retail stocks produced a collective return of 54.8% for the Fund last year. HARLEY-DAVIDSON was up 40.8% for the Fund last year, and a rather obscure consumer-driven company named CONSTELLATION BRANDS rose 31.6% for us in 2001.

On the other hand, the Fund suffered last year from its exposure to companies whose prosperity, or lack thereof, depends upon the health of the business capital-spending environment, which was very poor in our economy last year. Companies in the technology, telecommunications, and media industries in particular suffered sudden and severe declines in customer orders early in 2001, and customer activity levels for these industries remained deeply depressed throughout the year.

The Fund's technology holdings as a group were down last year despite holding three of the Top-10 performing stocks in the NASDAQ 100 Index - #1 NVIDIA, #9 DELL COMPUTER, and #10 MICROSOFT.


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                          CAPITAL ADVISORS GROWTH FUND

The ten largest holdings of the Fund as of December 31, 2001 were as follows:

SECURITY                   NO. SHARES    COST/SHARE    MARKET/SHARE    PORTFOLIO
--------                   ----------    ----------    ------------    ---------
Williams-Sonoma              26,400       $ 29.08        $ 42.90          7.1%
Microsoft                    15,000         75.19          66.27          6.2
AOL Time Warner              22,675         53.47          32.10          4.5
Goldman Sachs Group           7,500         94.83          92.75          4.3
Best Buy, Inc.                8,800         50.10          74.48          4.1
Johnson & Johnson            10,800         42.70          59.10          4.0
Home Depot                   12,300         48.88          51.01          3.9
Harley-Davidson              11,500         46.53          54.31          3.9
IBM                           5,000        113.23         120.96          3.8
Pfizer                       13,800         38.45          39.85          3.4

Of the 34 common stocks held by the Fund as of December 31, 2001, the 10 largest holdings represented 45.2% of total net assets.

If the U.S. economy recovers from recession SOMETIME in 2002, history would suggest that the stock market should put an end to its two-year losing streak. While we do not pretend to be clairvoyant regarding the future direction of the economy, or the stock market, a growing list of data points suggests there is reason for optimism. Orders for high-tech equipment rose in both October and November after falling a whopping 50% between May 2000 and September of last year. Inventory levels in our economy are now at the lowest level relative to sales on record. Durable goods orders have been strong lately, and holiday sales for the retailers were much better than gloomy forecasters had predicted.

Perhaps most encouraging has been the behavior of the financial markets since the end of September. The stock and bond markets are arguably the most reliable leading indicators for the economy, so it is encouraging that stocks rose at a double-digit pace in the fourth quarter, while the bond market yield curve shifted dramatically in a north-easterly direction.

Shifting from the macro-level to the micro, there are countless data points that keep us excited about the companies you own through the Fund. For instance, established companies in the tech sector, including many that you own like AOL TIME WARNER, INTEL, IBM and MICROSOFT, spent almost $40 billion last year to scoop up bankrupt dot-com companies, taking advantage of rock-bottom prices to bolster their own assets and enhance their competitive positions. This is another illustration of a factor we highlighted in this same letter last July - that your Fund owns the companies that grow stronger in a downturn.

Three companies in the Fund are beneficiaries of two of the most successful consumer electronics product launches in history. XM SATELLITE RADIO signed up 30,000 subscribers in its first 60 days of service, more than triple the initial

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                          CAPITAL ADVISORS GROWTH FUND

take rates for CD players, or DVD players. And MICROSOFT's XBOX video game console sold 1.5 million units in the fourth quarter to the benefit of both Microsoft and NVIDIA, which supplies the graphics chipset for the product.

Despite the recession, the waiting list for a new HARLEY-DAVIDSON motorcycle is just as long as it has always been. IBM continues to garner more new patent issues per year than any other private enterprise in the world. And GOLDMAN SACHS (a Fund holding) recently edged out MERRILL LYNCH (not a Fund holding) for the number one market share position in global investment banking services.

In spite of the difficult stock market environment throughout 2001, the Fund took in a net contribution of $3.3 million in new assets throughout the year. As such, the Fund had the luxury to be a net purchaser of stocks as their prices declined. This is in contrast to many growth stock funds in which net shareholder redemptions forced portfolio managers to be sellers into a rapidly dropping market.

The patient, long-term investment time horizon of the Fund's shareholder base continues to impress.

Thanks to all of you.

/s/ Richard E. Minshall                 /s/ Keith C. Goddard

Richard E. Minshall                     Keith C. Goddard, CFA
Chief Investment Officer                Portfolio Manager
Capital Advisors Growth Fund            Capital Advisors Growth Fund
Chairman, Capital Advisors, Inc.        Vice President, Capital Advisors, Inc.

Performance figures of the Fund and Indexes referenced represent past performance and are not indicative of future performance. Indexes are not available for direct investment and do not incur expenses. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally leaders in their industries. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The NASDAQ Composite Index is the index of the NADSAQ Stock Market, the largest electronic, screen-based market in the world with over 5,100 companies listed. The Lipper Large-Cap Growth Fund Index consists of 30 well-established mutual funds that emphasize large-cap growth stocks in their investment process.

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                          CAPITAL ADVISORS GROWTH FUND

The Fund's sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security.

The Fund is distributed by Quasar Distributors, LLC, Milwaukee, WI.

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                          CAPITAL ADVISORS GROWTH FUND

    Comparison of the change in value of a $10,000 investment in the Capital Advisors Growth Fund versus the S&P 500 Composite Stock Price Index and the
                       Lipper Large-Cap Growth Fund Index.

                         Average Annual Total Return(1)

                    One year.......................(24.05%)
                    Since inception (1/1/00).......(18.95%)

                    Capital Advisors     S&P 500 Composite     Lipper Large-Cap
                      Growth Fund        Stock Price Index     Growth Fund Index
                      -----------        -----------------     -----------------
31-Dec-99               $10,000               $10,000               $10,000
31-Mar-00               $11,630               $10,225               $10,813
30-Jun-00               $10,925               $ 9,918               $10,023
30-Sep-00               $12,100               $ 9,258               $ 9,856
31-Dec-00               $ 8,652               $ 9,274               $ 8,032
31-Mar-01               $ 6,035               $ 7,567               $ 6,260
30-Jun-01               $ 7,185               $ 8,010               $ 6,682
30-Sep-01               $ 5,085               $ 6,833               $ 5,354
31-Dec-01               $ 6,570               $ 7,566               $ 6,115

Past performance is no guarantee of future results. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. Indices do not incur expenses and are not available for investment.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

*    The   S&P   500    Composite    Stock   Price   Index   is   an   unmanaged
     capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

* The Lipper Large-Cap Growth Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow signicantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversifed large-cap funds universe average. The funds in this index have a similar investment objective as the Capital Advisors Growth Fund.

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                          CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------
 Shares        COMMON STOCKS: 98.09%                                Market Value
--------------------------------------------------------------------------------

               AEROSPACE/DEFENSE: 1.45%
   6,000       The Boeing Co.................................       $   232,680
                                                                    -----------

               BIOTECHNOLOGY: 2.90%
   9,000       Abgenix, Inc.*................................           302,760
   9,000       Medarex, Inc.*................................           161,640
                                                                    -----------
                                                                        464,400
                                                                    -----------

               BUILDING MATERIALS & SUPPLIES: 3.92%
  12,300       The Home Depot, Inc...........................           627,423
                                                                    -----------

               COMPUTER HARDWARE: 9.30%
  12,000       Dell Computer Corp.*..........................           326,160
  17,460       Intel Corp....................................           549,117
   5,000       International Business Machines Corp..........           604,800
     349       MCDATA Corp.*.................................             8,551
                                                                    -----------
                                                                      1,488,628
                                                                    -----------

               COMPUTER SOFTWARE: 6.21%
  15,000       Microsoft Corporation*........................           994,050
                                                                    -----------

               CONSUMER DURABLE: 3.90%
  11,500       Harley-Davidson, Inc..........................           624,565
                                                                    -----------

               CONSUMER NON-DURABLES: 2.94%
  11,000       Constellation Brands, Inc.*...................           471,350
                                                                    -----------

               DIVERSIFIED INDUSTRIAL: 3.13%
   8,500       Tyco International Ltd........................           500,650
                                                                    -----------

               ENTERTAINMENT: 0.83%
   3,000       Viacom, Inc.*.................................           132,450
                                                                    -----------

               FINANCIAL SERVICES: 13.15%
  11,800       American Express Co...........................           421,142
  10,000       Citigroup, Inc................................           504,800
   4,500       Marsh & McLennan Companies, Inc...............           483,525
   7,500       The Goldman Sachs Group, Inc..................           695,625
                                                                    -----------
                                                                      2,105,092
                                                                    -----------

See Notes to Financial Statements.

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                          CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2001, CONTINUED
--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------

               GENOMICS: 4.67%
  14,150       Human Genome Sciences, Inc.*..................       $   477,138
  11,000       Millennium Pharmaceuticals, Inc.*.............           269,610
                                                                    -----------
                                                                        746,748
                                                                    -----------

               HEALTHCARE SERVICES: 2.63%
   6,500       Cardinal Health, Inc..........................           420,290
                                                                    -----------

               MEDIA: 8.73%
  22,675       AOL Time Warner, Inc.*........................           727,868
  17,500       Sirius Satellite Radio, Inc.*.................           203,525
  25,400       XM Satellite Radio Hldings, Inc.*.............           466,344
                                                                    -----------
                                                                      1,397,737
                                                                    -----------

               MEDICAL DEVICES & TECHNOLOGY: 3.99%
  10,800       Johnson & Johnson.............................           638,280
                                                                    -----------

               PHARMACEUTICALS: 6.03%
   5,300       Eli Lilly and Company.........................           416,262
  13,800       Pfizer, Inc...................................           549,930
                                                                    -----------
                                                                        966,192
                                                                    -----------

               RETAIL STORES: 16.11%
   8,800       Best Buy Co., Inc.*...........................           655,424
  16,000       Tiffany & Co..................................           503,520
   5,000       Wal-Mart Stores, Inc..........................           287,749
  26,400       Williams-Sonoma, Inc.*........................         1,132,560
                                                                    -----------
                                                                      2,579,253
                                                                    -----------

               TECHNOLOGY - HARDWARE: 3.43%
   8,200       Nvidia Corp.*.................................           548,580
                                                                    -----------

               TELECOMMUNICATIONS EQUIPMENT & SUPPLIES: 0.63%
   5,200       RF Micro Devices, Inc.*.......................            99,996
                                                                    -----------

               WIRELESS COMMUNICATIONS: 4.14%
   4,700       Intersil Holding Corp.*.......................           151,575
  10,130       QUALCOMM Incorporated*........................           511,565
                                                                    -----------
                                                                        663,140
                                                                    -----------

               Total Common Stocks (Cost $17,633,406)........       $15,701,504
                                                                    -----------

See Notes to Financial Statements.

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                          CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2001, CONTINUED
--------------------------------------------------------------------------------
 Shares        SHORT-TERM INVESTMENTS: 2.07%                        Market Value
--------------------------------------------------------------------------------

 330,974       Firstar Stellar Treasury Fund
                 (Cost $330,974).............................       $   330,974
                                                                    -----------

               Total Investments in Securities
                 (Cost $17,964,380): 100.16%.................        16,032,478
               Liabilities in Excess of
                 Other Assets: (0.16%).......................           (25,998)
                                                                    -----------

               Net Assets: 100.00%...........................       $16,006,480
                                                                    ===========

* Non-income producing security.

See Notes to Financial Statements.

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                          CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (identified cost $17,964,380) ...........................    $ 16,032,478
   Receivables
      Dividends ...............................................           1,773
      Fund shares purchased ...................................          16,091
   Prepaid expenses ...........................................           9,621
                                                                   ------------
         Total assets .........................................      16,059,963
                                                                   ------------

LIABILITIES
   Payables
      Administration fees .....................................           2,506
      Distribution fees .......................................           3,248
      Due to advisor ..........................................           6,040
      Fund shares sold ........................................           9,998
      Other ...................................................           1,319
   Accrued expenses ...........................................          30,372
                                                                   ------------
         Total liabilities ....................................          53,483
                                                                   ------------

NET ASSETS ....................................................    $ 16,006,480
                                                                   ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   [$16,006,480 / 1,218,407 shares outstanding; unlimited
   number of shares (par value $0.01) authorized] .............    $      13.14
                                                                   ============

COMPONENTS OF NET ASSETS
   Paid-in capital ............................................    $ 24,261,340
   Accumulated net realized loss on investments ...............      (6,322,958)
   Net unrealized depreciation on investments .................      (1,931,902)
                                                                   ------------
      Net assets ..............................................    $ 16,006,480
                                                                   ============

See Notes to Financial Statements.

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                          CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends (Net of foreign tax on dividends of $785) .....     $    61,604
                                                                    -----------

   Expenses
      Advisory fees (Note 3) ..................................         110,360
      Distribution (Note 4) ...................................          36,787
      Administration fees (Note 3) ............................          30,881
      Fund accounting fees ....................................          26,267
      Professional fees .......................................          23,196
      Transfer agent fees .....................................          11,294
      Registration fees .......................................           8,752
      Custody fees ............................................           6,014
      Shareholder Reporting ...................................           4,862
      Trustee fees ............................................           4,328
      Miscellaneous ...........................................           3,711
      Insurance ...............................................           1,837
                                                                    -----------
         Total expenses .......................................         268,289
         Less: advisory fee waiver (Note 3) ...................         (47,608)
                                                                    -----------
         Net expenses .........................................         220,681
                                                                    -----------
            NET INVESTMENT LOSS ...............................        (159,077)
                                                                    -----------

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
   Net realized loss from security transactions ...............      (6,203,605)
   Net change in unrealized appreciation
     on investments ...........................................       1,825,290
                                                                    -----------
      Net realized and unrealized loss on investments .........      (4,378,315)
                                                                    -----------
            NET DECREASE IN NET ASSETS RESULTING
              FROM OPERATIONS .................................     $(4,537,392)
                                                                    ===========

See Notes to Financial Statements.

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                          CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                       Year            Year
                                                      Ended           Ended
                                                  Dec. 31, 2001   Dec. 31, 2000
--------------------------------------------------------------------------------
NET DECREASE IN ASSETS FROM:
OPERATIONS
   Net investment loss .........................   $   (159,077)   $   (156,429)
   Net realized loss from security
    transactions ...............................     (6,203,605)       (119,353)
   Net change in unrealized appreciation/
    (depreciation) on investments ..............      1,825,290      (3,757,191)
                                                   ------------    ------------
      NET DECREASE IN NET ASSETS RESULTING
       FROM OPERATIONS .........................     (4,537,392)     (4,032,973)
                                                   ------------    ------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net increase in net assets derived from
    net change in outstanding shares (a) .......      3,352,491      21,224,354
                                                   ------------    ------------
   TOTAL (DECREASE) / INCREASE IN
    NET ASSETS .................................     (1,184,901)     17,191,381

NET ASSETS
Beginning of period ............................     17,191,381               0
                                                   ------------    ------------
END OF PERIOD ..................................   $ 16,006,480    $ 17,191,381
                                                   ============    ============

(a) A summary of share transactions is as follows:

                                  Year                          Year
                                 Ended                         Ended
                           December 31, 2001             December 31, 2000
                       --------------------------    --------------------------
                                       Paid in                       Paid in
                         Shares        Capital         Shares        Capital
                       ----------    ------------    ----------    ------------
Shares sold.........      382,361    $  5,320,893     1,017,015    $ 21,691,028
Shares redeemed.....     (157,601)     (1,968,402)      (23,368)       (466,674)
                       ----------    ------------    ----------    ------------
Net increase........      224,760    $  3,352,491       993,647    $ 21,224,354
                       ==========    ============    ==========    ============

See Notes to Financial Statements.

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                          CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                        Year           Year
                                                       Ended          Ended
                                                   Dec. 31, 2001   Dec. 31, 2000
--------------------------------------------------------------------------------
Net asset value, beginning of period ..............  $    17.30     $    20.00
                                                     ----------     ----------

Income from investment operations:
   Net investment loss ............................       (0.13)         (0.16)
   Net realized and unrealized loss
      on investments ..............................       (4.03)         (2.54)
                                                     ----------     ----------
Total from investment operations ..................       (4.16)         (2.70)
                                                     ----------     ----------

Net asset value, end of period ....................  $    13.14     $    17.30
                                                     ==========     ==========

TOTAL RETURN ......................................      (24.05%)       (13.50%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) .............  $   16,006     $   17,191

Ratio of expenses to average net assets:
   Before expense reimbursement ...................        1.82%          1.75%
   After expense reimbursement ....................        1.50%          1.49%

Ratio of net investment loss to average net assets:
   After expense reimbursement ....................       (1.08%)        (1.12%)

Portfolio turnover rate ...........................       58.16%         49.39%

See Notes to Financial Statements.

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                          CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Capital Advisors Growth Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund began operations on January 1, 2000. The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains

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                          CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

          is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For  the  year  ended  December  31,  2001,  Capital  Advisors,  Inc.  (the
"Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended December 31, 2001, the Fund incurred $110,360 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended

                          CAPITAL ADVISORS GROWTH FUND

--------------------------------------------------------------------------------

December 31, 2001, the Advisor reduced its fees and absorbed Fund expenses in the amount of $47,608; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $83,528 at December 31, 2001. Cumulative expenses subject to recapture expire as follows:

                         Year                  Amount
                         ----                  ------
                         2005                 $83,528

     U.S. Bancorp Fund Services, LLC, (formerly Investment Company Administration, LLC) (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

     Quasar  Distributors,  LLC (the "Distributor") acts as the Fund's principal
underwriter  in  a  continuous  public  offering  of  the  Fund's  shares.   The
Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not

                          CAPITAL ADVISORS GROWTH FUND

--------------------------------------------------------------------------------

reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended December 31, 2001, the Fund paid the Distribution Coordinator $36,787.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $8,426,811 and $4,921,751, respectively.

NOTE 6 - INCOME TAXES

     Net realized losses differ for financial  statement and tax purposes due to
differing   treatments  for  wash  sale  losses  deferred  and  losses  realized subsequent to October 31 on the sale of securities.

     As of December 31, 2001, the components of net assets on a tax basis were as follows:

Cost of investments for tax purposes                               $ 18,023,626
                                                                   ============
Gross tax unrealized appreciation                                     1,323,760
Gross tax unrealized depreciation                                    (3,314,908)
                                                                   ------------
Net tax unrealized depreciation                                    $ (1,991,148)
                                                                   ============

Capital loss carryforward, expiring as follows:
     2008                                         $     84,307
     2009                                            2,986,224
                                                  ------------
                                                     3,070,531
                                                  ============

Post October losses deferred until 2002                            $  3,193,181
                                                                   ============

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Capital Advisors Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Advisors Growth Fund, series of Advisors Series Trust (the "Fund") at December 31, 2001, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 20, 2002

The Trustees of Advisors Series Trust, their birth dates and positions with the Trust, their business addresses and principal occupations during the past five years are listed below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

     -    WALTER E. AUCH (born 1921) Trustee
          4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. Management Consultant; Director, Nicholas-Applegate Funds, Salomon Smith Barney Funds, Banyan Strategic Realty Trust, Legend Properties, Pimco Advisors LLP and Senele Group.

     -    ERIC M. BANHAZL* (born 1957) Trustee, President and Treasurer
          2020 E. Financial Way, Glendora, CA 91741. Senior Vice President, U.S. Bancorp Fund Services, LLC since July, 2001; Treasurer, Investec Funds; formerly, Executive Vice President, Investment Company Administration, LLC; ("ICA") (mutual fund administrator and the Fund's former administrator).

     -    DONALD E. O'CONNOR (born 1936) Trustee
          4455 E.  Camelback  Rd.,  Suite 261-E,  Phoenix,  AZ 85018.  Financial
          Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January, 1997); Vice President, Operations, Investment Company Institute (until June,
          1993); Independent Director, The Parnassus Fund, The Parnassus Income Fund, and The Forward Funds.

     -    GEORGE T. WOFFORD III (born 1939) Trustee
          4455 E. Camelback Rd., Suite 261-E, Phoenix, AZ 85018. Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.

----------
* denotes Trustee who is an "interested person" of the Trust under the 1940 Act.

The Fund's Statement of Additional Information provides additional information about Fund directors and is available without charge, upon request, to shareholders who call toll-free (800)576-8229.